UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 27, 2004

UICI

(Exact name of registrant as specified in its charter)

Delaware	001-14953	75-2044750

(State or other jurisdiction of incorporation	(Commission File	(IRS Employer
or organization)	Number)	Identification No.)

9151 Grapevine Highway, North Richland Hills, Texas	76180

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 255-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4e under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On October 27, 2004, the Company issued a press release announcing its summary results of operations and certain balance sheet data for the quarter and nine months ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. The information contained in this Item 2 and incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

99.1	—	Press release issued by the Company on October 27, 2004 announcing summary results of operations for the three months and nine months ended September 30, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UICI (Registrant)

Date:	October 28, 2004	By	/s/ Mark D. Hauptman

Mark D. Hauptman
Vice President and Chief
Financial Officer

2

Exhibit Index

Exhibit Number	Description
99.1	—	Press release issued by the Company on October 27, 2004 announcing summary results of operations for the three months and nine months ended September 30, 2004